WADDELL & REED ADVISORS FUNDS

Supplement dated March 3, 2010
to the
Waddell & Reed Advisors Funds Statement of Additional Information
dated January 29, 2010

The following information amends the corresponding information in the Statement of Additional Information regarding Waddell & Reed Advisors Cash Management in the section entitled "The Funds, Their Investments, Related Risks and Restrictions:"

Cash Management

Cash Management may only invest in the money market obligations and instruments listed below. In addition, as a money market fund that uses the amortized cost method of valuing its portfolio securities, the Fund must comply with Rule 2a-7 (Rule 2a-7) under the Investment Company Act of 1940, as amended (1940 Act). Under Rule 2a-7, investments are limited to those that are U.S. dollar denominated and that are rated in one of the two highest rating categories by the requisite nationally recognized statistical rating organization (NRSRO) or are comparable unrated securities. See Appendix A to this SAI for a description of some of these ratings. In addition, Rule 2a-7 limits investments in securities of any one issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (U.S. government securities)) to no more than 5% of the Fund's total assets. Investments in securities rated in the second highest rating category by the requisite NRSRO or comparable unrated securities are limited to no more than 5% of the Fund's total assets, with investment in such securities of any one issuer (except U.S. government securities) being limited to the greater of one percent of the Fund's total assets or $1,000,000. In accordance with Rule 2a-7, the Fund may invest in securities with a remaining maturity of not more than 397 calendar days. See further discussion under Determination of Offering Price.

(1) U.S. Government Securities: See the section entitled U.S. Government Securities.

(2) Bank Obligations and Instruments Secured Thereby: Subject to the limitations described above, time deposits, certificates of deposit, bankers' acceptances and other bank obligations if they are obligations of a bank subject to regulation by the U.S. government (including obligations issued by foreign branches of these banks) or obligations issued by a foreign bank having total assets equal to at least U.S. $500,000,000, and instruments secured by any such obligation. As used in this SAI, "bank" includes commercial banks and savings and loan associations. Time deposits are monies kept on deposit with U.S. banks or other U.S. financial institutions for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case, the yield of these investments will be reduced.

(3) Commercial Paper Obligations Including Variable Rate Master Demand Notes: Commercial paper rated as A-1 or A-2 by S&P, or Prime-1 or Prime-2 by Moody's or, if not rated, of comparable quality and issued by a corporation in whose debt obligations the Fund may invest (see 4 below). S&P and Moody's are NRSROs as defined in Rule 2a-7. See Appendix A for a description of some of these ratings. A variable rate master demand note represents a purchasing/selling arrangement of short-term promissory notes under a letter agreement between a commercial paper issuer and an institutional investor.

(4) Corporate Debt Obligations: Corporate debt obligations if they are rated at least A by S&P or Moody's. See Appendix A for a description of some of these debt ratings.

(5) Foreign Obligations and Instruments: Subject to the diversification requirements applicable to the Fund under Rule 2a-7, the Fund may invest in foreign bank obligations, obligations of foreign branches of domestic banks, obligations guaranteed by a bank or a corporation in whose obligations the Fund may invest and commercial paper of an approved foreign issuer. Each of these obligations must be U.S. dollar denominated. Investments in obligations of domestic branches of foreign banks will not be considered to be foreign securities if WRIMCO has determined that the nature and extent of federal and state regulation and supervision of the branch in question is substantially equivalent to federal and state chartered or domestic banks doing business in the same jurisdiction.

Purchasing these securities presents special considerations: reduction of income by foreign taxes; changes in currency rates and controls (for example, currency blockage); lack of public information; lack of uniform accounting, auditing and financial reporting standards; less volume on foreign exchanges; less liquidity; greater volatility; less regulation of issuers, exchanges and brokers; greater difficulties in commencing lawsuits; possibilities in some countries of expropriation, confiscatory taxation, social instability or adverse diplomatic developments; and differences (which may be favorable or unfavorable) between the U.S. economy and foreign economies. Uncertificated foreign securities will be purchased only if permissible under the custodianship provisions of the 1940 Act.

(6) Municipal Securities

(7) Certain Other Obligations: Obligations other than those listed in (1) through (6) only if any such other obligation is guaranteed as to principal and interest by either a bank in whose obligations the Fund may invest (see (2) above) or a corporation in whose commercial paper the Fund may invest (see (3) above) and otherwise permissible under Rule 2a-7.

The value of the obligations and instruments in which the Fund invests will fluctuate depending in large part on changes in prevailing interest rates. If these rates go up after the Fund buys an obligation or instrument, its value may go down; if these rates go down, its value may go up. Changes in value and yield based on changes in prevailing interest rates may have different effects on short-term debt obligations than on long-term obligations. Long-term obligations (which often have higher yields) may fluctuate in value more than short-term ones. Changes in interest rates will be more quickly reflected in the yield of a portfolio of short-term obligations than in the yield of a portfolio of long-term obligations.